UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 7, 2019
(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468		91-1069248
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation or organization)

1015 Third Avenue, 12th Floor, Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)

(206) 674-3400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXPD	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 7, 2019, the shareholders of the Company: (1) elected each of the ten director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) approved an amendment to the Company's 2002 Employee Stock Purchase Plan; and (4) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019. A shareholder proposal was not voted upon at the Annual Meeting because neither the proponent, nor a qualified representative of the proponent, appeared to properly present the proposal.
The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	Election of the following ten directors, each to serve until the next Annual Meeting or until the election or qualification of his or her successor:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Robert R. Wright	140,808,849	1,639,991	135,206	12,504,433
Glenn M. Alger	141,389,113	1,067,195	127,738	12,504,433
Robert P. Carlile	140,899,230	1,546,427	138,389	12,504,433
James M. DuBois	140,805,930	1,644,982	133,134	12,504,433
Mark A. Emmert	138,905,579	3,581,233	97,234	12,504,433
Diane H. Gulyas	140,621,061	1,865,711	97,274	12,504,433
Richard B. McCune	141,245,271	1,204,907	133,868	12,504,433
Alain Monié	140,299,065	2,183,076	101,905	12,504,433
Jeffrey S. Musser	141,451,296	1,002,794	129,956	12,504,433
Liane J. Pelletier	140,371,243	2,115,749	97,054	12,504,433
(2)    Advisory vote to approve Named Executive Officer compensation:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
134,495,298	7,897,523	191,225	12,504,433
(3)    Approve amendment to Employee Stock Purchase Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
142,242,439	220,641	120,966	12,504,433
(4)    Ratification of independent registered public accounting firm for the year ending December 31, 2019:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
149,480,231	5,508,272	99,976	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 8, 2019	By:	/s/ Benjamin G. Clark
Benjamin G. Clark
Senior Vice President, General Counsel and Corporate Secretary